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                                                                   Exhibit 10.23


         THIS MANAGEMENT AGREEMENT dated as of September 26, 1997.

BETWEEN:

            CHASE MANAGEMENT LTD., a body corporate, duly incorporated under the laws of the Province of British Columbia, and having in place of business at #1305-1090 West Georgia Street, in the City of Vancouver, in the Province of British Columbia;

            (hereinafter called the "Manager")
                                                              OF THE FIRST PART
AND:

            BENZ ENERGY LTD., a body corporate, duly incorporated under the laws of the Yukon Territory and having its place of business at #1305-1090 West Georgia Street in the City of Vancouver, in the Province of British Columbia;

            (hereinafter called the "Company")
                                                             OF THE SECOND PART

WHEREAS:

A. The Manager provides turn-key office management facilities including secretarial services, receptionist facilities, secretarial equipment, general office supplies and telephone services ("Turn-key Services") as hereinafter specified, at #1305-1090 West Georgia Street in the City of Vancouver, in the Province of British Columbia ("Office Location");

B.  The Company requires Turn-key Services.

    NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the covenants and agreements hereinafter reserved and contained on the part of the Company to be paid, observed and performed, the Manager hereby agrees to provide Turn-key Services for an initial period of one year commencing on he first day of October, 1997 and terminating on the last day of September, 1998. Thereafter, this agreement shall continue in effect from year to year unless terminated by either party upon sixty (60) days notice in writing.

    AND IT IS FURTHER UNDERSTOOD AND AGREED that the Manager and the Company hereby covenants and agree as follows:


MANAGER COVENANTS
-----------------

1. The Manager covenants to provide the following Turn-key Services to the Company at the Office Location as hereinafter set

    (a)  general legal assistance including routine securities filings;
    (b)  daily accounting services as required;

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                                      -2-


    (c)  access as available to the "Boardroom";
    (d)  secretarial/receptionist services;
    (e)  office electronic equipment inclusive of typewriters and computers;
    (f)  preparation and mailing of quarterly reports;
    (g)  general office supplies;
    (h)  telephone equipment; and
    (i)  telephone answering during business hours.


COMPANY COVENANTS
-----------------

2. The Company covenants and agrees to pay to the Manager for the Turn-key Services a monthly fee of Five Thousand ($5,000.00) Dollars on the first day of each and every month commencing on the first day of October, 1997 to and including the first day of the last month of this contract.

3. The Company hereby covenants and agrees to pay to the Manager all costs and disbursements incurred by the Manager for or on behalf of the Company including long distance charges, courier charges, photocopier and telefax charges, mail services and any such other charges annually associated directly and indirectly with the operation of the Company's business at a cost equal to the actual cost of the disbursements.

4. The Disbursement Costs shall be paid by the Company to the Manager within five (5) business days of presentation of an invoice from the Manager.


GENERAL COVENANTS
-----------------

5. The Manager and the Company hereby agree that this Agreement shall accrue to the benefits of and be binding upon their respective heirs, executors, administrators, successors and assigns.

6. The Manager shall use its best efforts to carry out the proper performance of its obligations hereunder, provided however that neither the manager nor its services shall be held liable or accountable for any act or deed or failure to perform any act or deed whether as a result of negligence or otherwise.

7. The Manager acknowledges that all employees of the Manager who perform work for the Company under this Agreement or any other agreement are in fact employees of the Manager and will not represent themselves as employees of the Company.

8. The Company hereby covenants to pay to the Manager a non-refundable security deposit in the sum of Five Thousand Dollars ($5,000.00).

9. The Manager will provide additional management functions including preparation for annual audits, non-routine securities filings and legal assistance, SEDAR filings, corporate representations, property acquisitions and public relations. These services are separate and are not included in the Turn-key package and will be billed to the Company at the current hourly charge-cut rate for the Manager's employees.

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NOTICES
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10.  Any notices to be given by either party to the other shall be well and sufficiently given if delivered personally or if sent by registered mail, postage prepaid, to the parties hereto as follows:

If to the Company:  BENZ ENERGY LTD
                    #1305-1090 West Georgia Street
                    Vancouver, BC
                    V6E 3V7

If to the Manager:
                    CHASE MANAGEMENT LTD.
                    #1305-1090 West Georgia Street
                    Vancouver, BC
                    V6E 3V7

or to such other address or addresses as the parties hereto may notify to the other from time to time in writing. Such notice shall be deemed to have been given at the time of delivery, if delivered in person, or forty-eight (48) hours from the date of posting in a post office in Vancouver, British Columbia.


The Corporate Seal of                )
CHASE MANAGEMENT LTD.                )
was hereto affixed in                )
the presence of:                     )
                                     )                    c/s
        /s/ Nick DeMare              )
--------------------------------     )
                                     )
          Nick DeMare                )
--------------------------------     )
President


The Corporate Seal of                )
BENZ ENERGY LTD.                     )
was hereunto affixed in              )
the presence of:                     )
                                     )
     /s/ Prentis Tomlinson           )                     c/s
--------------------------------     )
                                     )
       Prentis Tomlinson             )
--------------------------------     )
Chairman & CEO                       )